UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 12.  Results of Operations and Financial Condition.

On January 22, 2004, UTStarcom, Inc. issued a press release entitled “UTStarcom Fourth Quarter and Full-Year 2003 Results: Company Achieves Sixteenth Quarter of Record Revenues and Earnings.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: January 22, 2004	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release entitled “UTStarcom Fourth Quarter and Full-Year 2003 Results: Company Achieves Sixteenth Quarter of Record Revenues and Earnings” dated January 22, 2004.